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                                                                    Exhibit 10.3




                                G U A R A N T E E



                              -- DAY OF MARCH, 2000



                                       BY


                            Imperial Parking LIMITED
                                  AS GUARANTOR








                                  IN FAVOUR OF


             First Union Real Estate Equity and Mortgage Investments
                                   AS CREDITOR












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                                TABLE OF CONTENTS



1.                INTERPRETATION.................................................................................1
        1.01      Definitions....................................................................................1
        1.02      Generally Accepted Accounting Principles.......................................................2
        1.03      Headings.......................................................................................2
        1.04      Number and Gender..............................................................................3

2.                Guarantee and indemnity........................................................................3
        2.01      Guarantee......................................................................................3
        2.02      Nature of Guarantee............................................................................3
        2.03      Performance of Obligations.....................................................................3
        2.04      Obligations Unconditional......................................................................3
        2.05      Guarantee Unaffected by Judgment or Bankruptcy.................................................3
        2.06      Independence of Guarantee......................................................................4
        2.07      Indemnity......................................................................................4

3.                Representations and Warranties.................................................................4
        3.01      Incorporation..................................................................................4
        3.02      Capacity.......................................................................................4
        3.03      Licences.......................................................................................5
        3.04      Non-Conflict...................................................................................5
        3.05      No Default.....................................................................................5
        3.06      Enforceability.................................................................................5
        3.07      Financial Information..........................................................................5
        3.08      Due Authorization by Guarantor.................................................................5
        3.09      Reliance and Survival..........................................................................6

4.                Covenants of the Guarantor.....................................................................6
        4.01      Waiver.........................................................................................6
        4.02      No Requirement to Exhaust Recourse.............................................................6
        4.03      Payment of Obligations.........................................................................6
        4.04      Assignment and Postponement....................................................................6
        4.05      Postponed Subrogation..........................................................................7
        4.06      Bankruptcy.....................................................................................7
        4.07      Set-Off, Combination of Accounts and Crossclaims...............................................7
        4.08      Powers.........................................................................................7
        4.09      Survival of Guarantee..........................................................................7
        4.10      Further Assurances.............................................................................8
        4.11      Payment of Realization Costs...................................................................8
        4.12      No Termination.................................................................................8
        4.13      Financial Condition of Debtor..................................................................8

5.                Rights of the Creditor.........................................................................8
        5.01      Appropriations.................................................................................8




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
        5.02      Dealing with Liabilities and Security..........................................................8
        5.03      Assignment.....................................................................................9
        5.04      Creditor Accounts to Govern....................................................................9
        5.05      Guarantee in Addition..........................................................................9
        5.06      Successors and Assigns........................................................................10
        5.07      Set-Off by the Creditor.......................................................................10
        5.08      Right to Recover for Contingent Liabilities...................................................10

6.                GENERAL.......................................................................................10
        6.01      Notices.......................................................................................10
        6.02      Time of the Essence...........................................................................11
        6.03      Governing Law.................................................................................11
        6.04      Guarantee Effective Immediately...............................................................11
        6.05      Entire Agreement..............................................................................11
        6.06      Severability..................................................................................11
        6.07      Judgment Currency.............................................................................11
        6.08      Amendment.....................................................................................12
        6.09      Waiver of Rights..............................................................................12
        6.10      Receipt of Copy...............................................................................12




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                                     - 1 -






                                    GUARANTEE


                  THIS GUARANTEE is given the o day of March, 2000, by (the "Guarantor") whose principal office or place of business is located at Suite 300, 601 West Cordova St., Vancouver, B.C. V6B 1G1 in favour of First Union Real Estate Equity and Mortgage Investments (the "Creditor").


PREMISES:

         (a) Imperial Parking Corporation (the "Debtor") has or may become indebted to the Creditor.

         (b) The Creditor has required the Guarantor to enter into this Guarantee as a condition of the Creditor advancing funds to the Debtor.

                  IN CONSIDERATION of $1.00 now paid by the Creditor to the Guarantor and of other consideration (the receipt and sufficiency of which are acknowledged by the Guarantor), the Guarantor agrees with the Creditor as follows:


1.                INTERPRETATION

1.01              DEFINITIONS

                  In this Guarantee:

                  "AGREEMENT" means any agreement, oral or written, and any indenture, instrument or undertaking.

                  "BUSINESS DAY" means any day of the week other than a Saturday, Sunday or statutory or civic holiday observed in Vancouver, British Columbia or New York, New York.

                  "CONTINGENT FACILITY" means any obligation in any form assumed or issued by the Creditor at the request of or for the account of the Debtor under which the Creditor has any contingent or future liability, including, without limitation, any guarantee, uncleared payment order, endorsement, letter of credit or banker's acceptance.

                  "GUARANTEE" means this Guarantee and all attached Schedules. The words "hereto," "herein," "hereof," "hereby", "hereunder," and similar expressions, refer to this Guarantee and not to any particular portion of it. The words "Article," "Section," "Subsection" or "Schedule" refer to the applicable article, section, subsection or schedule of this Guarantee.



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                                     - 2 -


                  "LIABILITIES" means all and any item or part, of the existing and future indebtedness, obligations and liabilities of any kind whatever of the Debtor to the Creditor, whether direct or indirect or absolute or contingent, and whether matured or not. "Liabilities" includes, without limitation, all such indebtedness, obligations and liabilities regardless of the place or manner in which they arise or are evidenced, whether resulting from dealings between the Creditor and the Debtor or from other dealings or proceedings by which the Debtor may be or become in any manner indebted, obligated or liable to the Creditor and in any currency and whether incurred by the Debtor alone or with another or others and whether as principal, guarantor, or surety. "Liabilities" also includes the aggregate amount of all Contingent Facilities and all interest, commissions, costs, charges and expenses which the Creditor incurs in respect of any of the Liabilities and any Security granted in respect of any of the Liabilities.

                  "OBLIGATIONS" means all, and any part, of the guarantees, indemnities, obligations and liabilities of the Guarantor to the Creditor under this Guarantee.

                  "PERSON" includes an individual, corporation, partnership, joint venture, trust or unincorporated organization, the Crown or any agency or instrumentality thereof or any other entity recognized by law.

                  "SECURITY" means existing or future security interests of any type and any guarantee other than this Guarantee, granted by any Person in respect of the Liabilities or the Obligations.

                  "TAXES" means all taxes, imposts, rates, levies, assessments and government fees or dues lawfully levied, assessed or imposed, including, without limitation, sales, excise, use, property, capital, business transfer, goods and services or value added taxes.

1.02              GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

                  All accounting and financial terms used in this Guarantee shall be interpreted in accordance with generally accepted accounting principles in Canada. Where the Canadian Institute of Chartered Accountants or any successor thereto includes a recommendation in its Handbook or any successor thereto concerning the treatment of any accounting matter, such recommendation shall be regarded as the only generally accepted accounting principle applicable to the circumstances that it covers and references herein to "generally accepted accounting principles" shall be interpreted accordingly.

1.03              HEADINGS

                  The division of this Guarantee into Articles, Sections, paragraphs and subparagraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Guarantee. The Article and Section headings in




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                                     - 3 -


this Guarantee are not intended to be full or accurate descriptions of the text to which they refer and shall not be considered part of this Guarantee.

1.04              NUMBER AND GENDER

                  In this Guarantee, words in the singular include the plural and vice-versa and words in one gender include all genders.


2.                Guarantee and indemnity

2.01              GUARANTEE

                  The Guarantor guarantees to the Creditor the due and punctual payment and performance in full of the Liabilities as they become due from time to time. The Guarantor shall be liable for the Liabilities as a primary obligor, not merely as a surety.

2.02              NATURE OF GUARANTEE

                  This Guarantee is an unconditional, irrevocable and continuing guarantee of all of the Liabilities, and the liability of the Guarantor in respect of the Liabilities is unlimited.

2.03              PERFORMANCE OF OBLIGATIONS

                  The Guarantor shall pay or perform the Liabilities immediately on demand from the Creditor, without any requirement that the Creditor has demanded that the Debtor pay or perform any of the Liabilities or that the Debtor has failed to do so.

2.04              OBLIGATIONS UNCONDITIONAL

                  This Guarantee is effective irrespective of the genuineness, validity or enforceability of the Liabilities. No circumstance, act or omission, even if known by the Guarantor or the Creditor, which might otherwise limit, lessen or release the Obligations or discharge this Guarantee shall release or discharge, or wholly or partly exonerate the Guarantor from, any Obligations or prejudice the Creditor's rights and remedies under this Guarantee. The Creditor may at any time vary, compromise, exchange, renew, discharge, release or abandon any Obligation or any other right or remedy it may have without thereby lessening, limiting or releasing any other Obligation. The Guarantor hereby waives all defences to any action or proceeding to enforce this Guarantee, except any defence that there has been no default by the Debtor in paying and performing the Liabilities or that the amount claimed has been permanently and irrevocably paid to the Creditor.

2.05              GUARANTEE UNAFFECTED BY JUDGMENT OR BANKRUPTCY

                  Without limiting Section 2.04, none of the Obligations shall be limited, lessened or released, nor shall this Guarantee be discharged, by the recovery of any judgment against the Debtor or any other Person, by any voluntary or involuntary liquidation, dissolution, winding-up,



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merger or amalgamation of the Debtor, the Guarantor or any other Person, by any sale or other disposition of all or substantially all of the assets of the Debtor, or by any judicial or extra-judicial receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, moratorium, arrangement, composition with creditors or other proceedings affecting the Debtor, the Guarantor or any other Person.

2.06              INDEPENDENCE OF GUARANTEE

                  The Obligations are in addition to and independent of any Security. The Obligations shall not be lessened or limited, nor shall this Guarantee be discharged, by:

         (a) any direction of application of payment by the Debtor or by any other Person; or

         (b) any payment received on account of the Liabilities that the Creditor may consider that it is obliged to repay pursuant to any applicable law or for any other reason.

2.07              INDEMNITY

                  The Guarantor shall indemnify and save the Creditor harmless from and against all loss, cost, damage, expense, claims and liability which it may at any time suffer or incur in connection with:

         (a) any failure by the Debtor to duly and punctually pay or perform the Liabilities;

         (b) any loss for any reason whatsoever, including by operation of law, the negligence of the Creditor or otherwise, of any right of the Creditor against the Debtor or the Guarantor; and

         (c) any action or omission of the Creditor in connection with the enforcement of any of its rights against the Debtor or the Guarantor or under any Security.


3.                Representations and Warranties

                  The Guarantor represents and warrants to the Creditor as follows:

3.01              INCORPORATION

                  The Guarantor is validly incorporated and organized and is a valid and subsisting corporation under the laws applicable to it.

3.02              CAPACITY

                  The Guarantor has the power, capacity, legal right and authority to execute and perform this Guarantee.


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                                     - 5 -


3.03              LICENCES

                  The Guarantor has the power, capacity, legal right and authority, and holds all licences, permits and consents that it requires, to own its property and to carry on its current business, and any business in which it contemplates it will engage, in each relevant jurisdiction.

3.04              NON-CONFLICT

                  Neither the execution nor the performance of this Guarantee requires the approval of any regulatory agency having jurisdiction over the Guarantor nor is this Guarantee in contravention of or in conflict with the articles, by-laws or resolutions of the directors or shareholders of the Guarantor or of the provisions of any Agreement to which the Guarantor is a party or by which any of its property may be bound or of any statute, regulation, by-law, ordinance or other law, or of any judgment, decree, award, ruling or order to which the Guarantor or any of its property may be subject. Neither the execution nor the performance of this Guarantee will oblige the Guarantor to grant any encumbrance of any kind to any Person other than the Creditor.

3.05              NO DEFAULT

                  The Guarantor is not in breach of or in default under any Agreement to which it is a party.

3.06              ENFORCEABILITY

                  This Guarantee constitutes a valid and legally binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject only to applicable bankruptcy, insolvency or other statutes or jurisprudence affecting the enforcement of creditors' rights in general, and to general principles of equity under which specific performance and injunctive relief may be awarded by a court in its discretion.

3.07              FINANCIAL INFORMATION

                  In all information and financial statements supplied for the benefit of the Creditor, the Guarantor has made no untrue statement of any material fact, and has revealed all material facts the omission of which would make such information and statements misleading. The Guarantor has disclosed all facts which materially adversely affect or, so far as the Guarantor can reasonably foresee, will materially adversely affect the business, properties, prospects or financial condition of the Guarantor or the ability of the Guarantor to pay or perform the Obligations. All accounting information and financial statements have been prepared in accordance with generally accepted accounting principles.

3.08              DUE AUTHORIZATION BY GUARANTOR

                  The Guarantor has taken all necessary corporate action, and those signing on its behalf have been duly authorized, to execute this Guarantee effectively.


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                                     - 6 -


3.09              RELIANCE AND SURVIVAL

                  All representations and warranties of the Guarantor made herein or in any certificate or other document delivered by or on behalf of the Guarantor for the benefit of the Creditor are material, shall survive the execution and delivery of this Guarantee and shall continue in full force and effect without time limit. The Creditor shall be deemed to have relied upon each such representation and warranty notwithstanding any investigation made by or on behalf of the Creditor at any time.


4.                COVENANTS OF THE GUARANTOR

                  The covenants set forth in the Credit Agreement which are applicable to the Guarantor in its capacity as a subsidiary of the Debtor are deemed to be made herein by the Guarantor in favour of the Creditor as if such covenants were included herein mutatis mutandis. In addition he Guarantor further covenants:

4.01              WAIVER

                  The Guarantor hereby waives both notice of the existence or creation of the Liabilities and presentment, demand, dishonour, notice of dishonour, protest, notice of protest and all other notices whatsoever.

4.02              NO REQUIREMENT TO EXHAUST RECOURSE

                  The Creditor shall not be bound to seek or exhaust its recourse against the Debtor or any other Person nor to enforce or value any Security before being entitled to payment under this Guarantee. The Guarantor renounces the benefits of discussion and division, if applicable.

4.03              PAYMENT OF OBLIGATIONS

                  The Guarantor shall pay to the Creditor, at any office of the Creditor as notified in writing by the Creditor, all amounts payable hereunder, in the applicable currencies of the Liabilities, free and clear and without deduction for any present or future Taxes, charges or withholdings.

4.04              ASSIGNMENT AND POSTPONEMENT

                  All present and future obligations and liabilities of the Debtor to the Guarantor are assigned to the Creditor and postponed to the Liabilities and all moneys received from the Debtor or for its account by the Guarantor or its representatives or assigns shall be received in trust for the Creditor and, forthwith upon receipt, paid over to the Creditor in reduction of the Liabilities, all without prejudice to and without in any way limiting, lessening or releasing the Obligations. This assignment and postponement is independent of the Guarantor's other Obligations, and shall remain in effect even though the Guarantor has no further liability to guarantee the payment or performance of the Liabilities.



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                                     - 7 -


4.05              POSTPONED SUBROGATION

                  The Guarantor shall not be subrogated to any right or remedy of the Creditor until the Liabilities have been paid and performed in full and the Creditor no longer has any obligation, actual or contingent, to provide financial accommodation to the Debtor. Thereafter, the Guarantor may require the Creditor to assign to the Guarantor any of its rights and remedies then remaining with respect to the Liabilities, but any such assignment shall only be without representation or warranty by, or recourse against, the Creditor.

4.06              BANKRUPTCY

                  Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Debtor or any surety or guarantor of the Liabilities, any sale or other disposition of all or substantially all of the assets of the Debtor, or any insolvency, bankruptcy, reorganization, moratorium, arrangement with creditors, judicial or extra-judicial receivership, or other similar proceedings affecting the Debtor or any surety or guarantor for any Liabilities, the rights of the Creditor shall not be limited, lessened or released by its omission to prove its claim or to prove its full claim and it may prove such claim as it sees fit and may refrain from proving any claim and in its discretion it may value as it sees fit or refrain from valuing any security or securities held by it, without in any way lessening, limiting or releasing the liability to it of the Guarantor and until the Liabilities have been fully paid or discharged, the Creditor shall have the right to include in its claim the amount of all sums paid to the Creditor under this Guarantee and to prove and rank for and receive dividends in respect thereof. Any and all rights to prove and rank for such sums paid by the Guarantor and to receive the full amount of all dividends in respect thereto are assigned by the Guarantor to the Creditor.

4.07              SET-OFF, COMBINATION OF ACCOUNTS AND CROSSCLAIMS

                  The Guarantor will pay and perform the Obligations without regard to any equities between the Guarantor, the Debtor and the Creditor, or any of them, or any defence or right of set-off, combination of accounts or cross-claim which the Debtor or the Guarantor may have.

4.08              POWERS

                  The Creditor need not inquire into the powers of the Debtor or its directors, officers, employees or agents purporting to act on its behalf. All advances, credits or other financial accommodation in fact obtained from the Creditor in the purported exercise of such powers shall be deemed to be part of the Liabilities. The Guarantor will not contest the validity of any of the Liabilities on the grounds that the Liabilities were obtained irregularly, fraudulently, defectively or informally or in excess of the powers of the Debtor or of its directors, officers, employees or agents, even if the Creditor had notice of any such powers.

4.09              SURVIVAL OF GUARANTEE

                  The Obligations shall continue unaffected by any change in the name of the Debtor or of the Guarantor, or by any change whatsoever in the objects, capital structure or




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                                     - 8 -


constitution of the Debtor or the Guarantor, or by the Debtor or the Guarantor being amalgamated with another corporation.

4.10              FURTHER ASSURANCES

                  The Guarantor shall at all times do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, transfers, assignments and assurances as the Creditor may reasonably require in order to give effect to the provisions of this Guarantee.

4.11              PAYMENT OF REALIZATION COSTS

                  The Guarantor shall reimburse or pay the Creditor on demand for all costs, expenses and reasonable legal fees paid or incurred by the Creditor in enforcing the Liabilities, the Obligations or any Security. The Guarantor shall pay interest on the amount of each such demand at a rate of 7.5% per annum, compounded and payable monthly both before and after judgment and default, commencing on the 15th day following such demand until payment of such amount is made in full.

4.12              NO TERMINATION

                  This Guarantee and the Obligations are irrevocable. The Guarantor may not terminate its liability in regard to any Liabilities, including future Liabilities, without the prior written consent of the Lender.

4.13              FINANCIAL CONDITION OF DEBTOR

                  The Guarantor acknowledges that it has fully informed itself about the financial condition of the Debtor. The Guarantor assumes full responsibility for keeping fully informed of the financial condition of the Debtor and all other circumstances affecting the Debtor's ability to pay or perform the Liabilities, and agrees that the Creditor has no duty to report to the Guarantor any information which the Creditor has or receives about the Debtor's financial condition or any circumstances bearing on its ability to pay or perform the Liabilities.


5.                Rights of the Creditor

5.01              APPROPRIATIONS

                  The Creditor may, at its sole discretion, appropriate moneys received to such of the Liabilities, and in such order, as it sees fit, and may change any appropriation at any time.

5.02              DEALING WITH LIABILITIES AND SECURITY

                  Without limiting Section 2.04, the Creditor may:


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                                     - 9 -


         (a) grant or allow any waiver, consent, extension, indulgence or other act or omission in respect of any Agreement, any of the Liabilities or any Security;

         (b) do, or omit to do, anything to enforce the payment or performance of any Agreement, any of the Liabilities or any Security;

         (c) give, refuse, cease or refrain from giving any credit, loans or other financial accommodation to the Debtor;

         (d) vary, compromise, exchange, renew, discharge, release, subordinate, postpone or abandon any Agreement, any of the Liabilities or any Security;

         (e)      take, refuse or refrain from taking any Security;

         (f) refuse or omit to register or otherwise perfect or keep perfected any Security; or

         (g) deal with or allow the Debtor, the Guarantor or any other Person to deal with goods or property covered by any Security;

all when and in such manner and with or without notice as the Creditor may deem expedient. The Creditor may do, or omit or refuse to do, anything enumerated in this Section without thereby lessening, limiting or releasing the Obligations or its rights and remedies under this Guarantee in any way, even if the effect is to deprive the Guarantor of any right or opportunity to be reimbursed by the Debtor or any other Person for any sums paid to the Creditor, and even if any such action or omission results from inadvertence or negligence of any Person.

5.03              ASSIGNMENT

                  The Creditor may, without notice to the Guarantor, assign or transfer the Liabilities or any of its rights and remedies under this Guarantee. The Creditor shall have an unimpaired right, prior and superior to that of any such assignee or transferee to enforce this Guarantee for the benefit of the Creditor as to such of the Liabilities as the Creditor has not assigned or transferred.

5.04              CREDITOR ACCOUNTS TO GOVERN

                  The amount of the Liabilities at any time shall be deemed to be as stated by the Creditor based solely on its records. The Guarantor shall be bound by any account settled between the Creditor and the Debtor. Any acceleration of any of the Liabilities shall be binding on the Guarantor, even if contested by the Debtor.

5.05              GUARANTEE IN ADDITION

                  The rights and remedies of the Creditor hereunder are in addition to and not in substitution for any other rights or remedies which the Creditor has at any time against the Debtor respecting the Liabilities or under any Security.


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                                     - 10 -


5.06              SUCCESSORS AND ASSIGNS

                  This Guarantee shall enure to the benefit of the Creditor's successors and assigns and all Obligations shall be binding upon the successors and assigns of the Guarantor.

5.07              SET-OFF BY THE CREDITOR

                  Whenever any Obligation is due and payable, the Creditor may, without prior demand or notice to the Guarantor,

         (a) appropriate and apply to such Obligation any property, balances, credits, accounts or moneys of the Guarantor then in its possession or control, whether received by the Creditor for safekeeping, as agent for collection or transmission or otherwise, and

         (b) set-off any deposits or other sums at any time credited by or due from the Creditor to the Guarantor, whether in a special or other account or represented by a certificate of deposit or deposit receipt (and whether or not the liability of the Creditor therefor is conditional, contingent or unmatured), all notwithstanding the contrary term of any present or future account or instrument.

5.08              RIGHT TO RECOVER FOR CONTINGENT LIABILITIES

                  Whenever the Creditor may demand payment or performance of any of the Obligations, the Guarantor must, upon demand, also pay the Creditor an amount equal to the Creditor's maximum aggregate potential liability (including without limitation out-of-pocket expenses and fees) under all outstanding Contingent Facilities. Such amount may be held by the Creditor as collateral security or for offset against the obligations of the Creditor under the Contingent Facilities or applied by the Creditor as a prepayment thereof.


6.                GENERAL

6.01              NOTICES

                  Any notice, demand or other communication (in this Section, a "notice") from the Guarantor to the Creditor shall be in writing and shall be sufficiently given or made if:

         (a) delivered in person during normal business hours on a Business Day and left with a receptionist or other responsible employee of the Creditor at the address set out in the first paragraph of this Guarantee;

         (b)      sent by prepaid first class mail; or




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                                     - 11 -


         (c) sent by any electronic means of sending messages, including telex or facsimile transmission, which produces a paper record during normal business hours on a Business Day charges prepaid and confirmed by prepaid first class mail.

                  The Creditor may change its address by giving notice to the Guarantor.

6.02              TIME OF THE ESSENCE

                  Time is of the essence of each provision of this Guarantee.

6.03              GOVERNING LAW

                  This Guarantee shall be governed by, and interpreted and enforced in accordance with, the laws in force in the State of New York. The Guarantor irrevocably submits to the jurisdiction of the courts of the State of New York with respect to any matter arising hereunder or related hereto.

6.04              GUARANTEE EFFECTIVE IMMEDIATELY

                  Neither the execution of, nor any filing with respect to, this Guarantee shall bind the Creditor to grant any credit, loans or other financial accommodation to the Debtor, but the Obligations shall arise forthwith upon the execution of this Guarantee by the Guarantor. Possession of this instrument by the Creditor shall be conclusive evidence against the Guarantor that this Guarantee was not delivered in escrow or pursuant to any Agreement that it should not be effective until any terms or conditions precedent or subsequent have been complied with.

6.05              ENTIRE AGREEMENT

                  There are no representations, warranties, conditions, other agreements or acknowledgements, whether direct or collateral, express or implied, that form part of or affect this Guarantee. The execution of this Guarantee has not been induced by, nor does the Guarantor rely upon or regard as material, any representations, warranties, conditions, other agreements or acknowledgements not expressly made in this Guarantee or in the agreements and other documents to be delivered pursuant hereto.

6.06              SEVERABILITY

                  If any provision of this Guarantee is determined to be invalid or unenforceable by a court of competent jurisdiction from which no further appeal lies or is taken, that provision shall be deemed to be severed herefrom, and the remaining provisions of this Guarantee shall not be affected thereby and shall remain valid and enforceable.

6.07              JUDGMENT CURRENCY

                  If, for the purposes of obtaining or enforcing judgment in any court in any jurisdiction, it becomes necessary to convert into the currency of the jurisdiction giving such judgment (the "Judgment Currency") an amount due hereunder in any other currency (the

"Original Currency"), then the date on which the rate of exchange for conversion is selected by that court is referred to herein as the "Conversion Date." If there is a change in the rate of exchange between the Judgment Currency and the Original Currency between the Conversion Date and the actual receipt by the Creditor of the amount due hereunder or under such judgment, the Guarantor shall, notwithstanding such judgment, pay all such additional amounts as may be necessary to ensure that the amount received by the Creditor in the Judgment Currency, when converted at the rate of exchange prevailing on the date of receipt, will produce the amount due in the Original Currency. The Guarantor's liability hereunder constitutes a separate and independent liability which shall not merge with any judgment or any partial payment or enforcement of payment of sums due under this Guarantee. The term "rate of exchange," as used in this Section, includes any premiums or costs payable in connection with the currency conversion then being effected.

6.08              AMENDMENT

                  This Guarantee may only be amended or supplemented by a written agreement signed by the Guarantor and the Creditor.

6.09              WAIVER OF RIGHTS

                  Any waiver of, or consent to depart from, the requirements of any provision of this Guarantee shall be effective only in the specific instance and for the specific purpose for which it has been given. No failure on the part of the Creditor to exercise, and no delay in exercising, any right under this Guarantee shall operate as a waiver of such right. No single or partial exercise of any such right shall preclude any other or further exercise of such right or the exercise of any other right.

6.10              RECEIPT OF COPY

                  The Guarantor acknowledges receipt of an executed copy of this Guarantee.



                  TO WITNESS this Guarantee, the Guarantor has caused it to be duly signed and sealed.



                                       By:
                                          -------------------------------
                                          - name and title of signatory


                                                                          (seal)

                                       By:
                                          -------------------------------
                                          - name and title of signatory


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